UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  December 20, 2006

                            ALEXANDER & BALDWIN, INC.
             (Exact name of registrant as specified in its charter)


           Hawaii                         0-565                 99-0032630
           ------                         -----                 ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
----------------------------     ------------------------    ----------------
     of incorporation)                                      Identification No.)
     ----------------                                       -------------------

                       822 Bishop Street, P. O. Box 3440
                            Honolulu, Hawaii 96801
                            ----------------------
              (Address of principal executive office and zip code)

                                 (808) 525-6611
                                 --------------
              (Registrant's telephone number, including area code)

                                  Not Applicable
                                  --------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
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Off-Balance Sheet Arrangement of a Registrant.
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         On April 20, 2006, Alexander & Baldwin, Inc. ("A&B") entered into a three-year unsecured note purchase and private shelf agreement, dated as of April 19, 2006, ("Agreement") with Prudential Investment Management, Inc., The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, Gibraltar Life Insurance Co., Ltd., and The Prudential Insurance Company, Ltd. (individually and collectively, "Prudential") under which A&B may issue notes to Prudential in an aggregate amount up to $400,000,000 less the sum of all principal amounts then outstanding on any notes issued by A&B or any of its subsidiaries to Prudential and the amount of any such notes then committed to be purchased by Prudential. The Agreement is more fully described in an 8-K filed with the Securities and Exchange Commission on April 21, 2006.

         On December 20, 2006, in accordance with the Agreement, A&B issued the first series of senior promissory notes, Series A notes, totaling $50 million. The notes carry interest at an annual fixed-rate of 5.53% and will be repaid in twelve equal semi-annual installments of principal in the amount of $4,166,666.67, commencing on June 20, 2011, with a final maturity on December 20, 2016.



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                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 21, 2006


                            ALEXANDER & BALDWIN, INC.


                            /s/ Christopher J. Benjamin
                            --------------------------------------
                            Christopher J. Benjamin
                            Senior Vice President,
                            Chief Financial Officer and
                            Treasurer